UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 29, 2005
Date of Report (Date of earliest event reported)

TFM, S.A. de C.V. and
Grupo Transportación Ferroviaria
Mexicana, S.A. de C.V.

(Exact Name of Registrant as Specified in Its Charter)

TFM, Inc. and Mexican Railway Transportation Group, Inc.

(Translation of registrant’s name into English)

Mexico (State or Other Jurisdiction of Incorporation)	333-08322 (Commission File Number)	N/A (IRS Employer Identification No.)

Av. Periférico Sur No. 4829, 4to Piso
Col. Parques del Pedregal
14010 México, D.F.
México
(Address of Principal Executive Offices)

+ (5255) 5447-5836
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Pursuant to the terms of the Indenture governing its 11.75% Senior Discount Debentures due 2009 (the “Notes”), as amended by the Supplemental Indenture, dated April 20, 2005, among TFM, S.A. de C.V. (“TFM”), The Bank of New York, as Trustee and Deutsche Bank Luxembourg S.A., as Paying Agent, TFM called for redemption its remaining outstanding Notes that were not tendered in TFM’s previously announced tender offer. On April 29, 2005, TFM paid an aggregate of US $59,970,989.47, including principal and interest, to the holders of such Notes to complete the redemption of all of such remaining outstanding Notes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFM, S.A. de C.V. and Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.
Date: May 3, 2005
	By:	/s/ Paul J. Weyandt
		Name:	Paul J. Weyandt
		Title:	Interim Chief Financial Officer